UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
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DYNATRONICS CORPORATION
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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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DYNATRONICS CORPORATION
7030 Park Centre Drive
Cottonwood Heights, Utah 84121
(801) 568-7000

November 4, 2016
Dear Shareholder:
You are cordially invited to attend the 2016 Annual Meeting of Shareholders of Dynatronics Corporation that will be held on Friday, December 16, 2016, at 3:00 p.m. Mountain Time, at our corporate headquarters located at 7030 Park Centre Drive, Cottonwood Heights, Utah.
Details of the business to be conducted at the meeting are contained in the accompanying Notice of Annual Meeting and the Proxy Statement.
We are using the Internet as our primary means of furnishing proxy materials to shareholders.  Consequently, most shareholders will not receive paper copies of our proxy materials.  We will instead send these shareholders a notice with instructions for accessing the proxy materials and voting via the Internet.  The notice also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose.
Whether or not you plan to attend the Annual Meeting, please vote as soon as possible.  Every vote is important.  As an alternative to voting in person at the Annual Meeting, you may vote via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing the completed proxy card.  Voting by any of these methods will ensure your vote is represented at the Annual Meeting.
We look forward to seeing you at the Annual Meeting.
Sincerely yours,

/s/ Kelvyn H. Cullimore, Jr.
Kelvyn H. Cullimore, Jr.
Chairman, President and CEO

Cottonwood Heights, Utah

YOUR VOTE IS IMPORTANT

In order to ensure your representation at the Annual Meeting, you may submit your proxy and voting instructions via the Internet or by telephone, or, if you receive a paper proxy card and voting instructions by mail, you may vote your shares by completing, signing and dating the proxy card as promptly as possible and returning it in the enclosed envelope (to which no postage need be affixed if mailed in the United States).  Please refer to the section entitled "Voting via the Internet, by Telephone or by Mail" on page 3 of the Proxy Statement for a description of these voting methods.  If your shares are held by a bank, brokerage firm or other holder of record (your record holder) and you have not given your record holder instructions to do so, your record holder will NOT be able to vote your shares with respect to any matter other than ratification of the appointment of Dynatronics' independent registered public accounting firm and the amendment of our Articles of Incorporation to increase our authorized Common Stock.  We strongly encourage you to vote.

DYNATRONICS CORPORATION
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held December 16, 2016
TO OUR SHAREHOLDERS:
The 2016 Annual Meeting of Shareholders of Dynatronics Corporation, a Utah corporation ("Dynatronics" or "Company"), will be held at our corporate headquarters located at 7030 Park Centre Drive, Cottonwood Heights, Utah, on Friday, December 16, 2016, at 3:00 p.m. Mountain Time for the following purposes, all as more fully described in the accompanying Proxy Statement:
1.
To elect three directors to hold office until the next annual meeting of the Company's shareholders or until their respective successors have been elected or appointed and qualified ("Proposal No. 1");

2.	To ratify on an advisory basis the appointment of Tanner LLC as our independent registered public accounting firm for the fiscal year ending June 30, 2017 ("Proposal No. 2");

3.	To approve a non-binding advisory "say on pay resolution" regarding the compensation paid to our executive officers ("Proposal No. 3");

4.	To approve an amendment to our Articles of Incorporation increasing the number of shares of common stock the Company is authorized to issue ("Proposal No. 4");

5.	To approve an amendment to our Articles of Incorporation increasing the number of shares of preferred stock the Company is authorized to issue ("Proposal No. 5"); and

6.	To transact such other business that properly comes before the Annual Meeting or any adjournment or postponements thereof.
The foregoing items of business are more fully described in the Proxy Statement.  The Record Date for determining those shareholders who will be entitled to receive notice of, attend, and vote at the Annual Meeting and any adjournments or postponements thereof is October 27, 2016.  The stock transfer books will not be closed between the Record Date and the date of the Annual Meeting.  A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices at the address listed above.
Whether or not you plan to attend the Annual Meeting, please vote as soon as possible.  As an alternative to voting in person at the Annual Meeting, you may vote via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing a completed proxy card.  For detailed information regarding voting instructions, please refer to the section entitled "Voting via the Internet, by Telephone or by Mail" on page 3 of the Proxy Statement.  You may revoke a previously delivered proxy at any time prior to the Annual Meeting.  If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Kelvyn H. Cullimore, Jr.
Kelvyn H. Cullimore, Jr.
Chairman, President and CEO

Cottonwood Heights, Utah
November 4, 2016

DYNATRONICS CORPORATION
PROXY STATEMENT FOR
2016 ANNUAL MEETING OF SHAREHOLDERS
To Be Held December 16, 2016
This Proxy Statement contains information regarding the 2016 Annual Meeting of Shareholders of Dynatronics Corporation, a Utah corporation, to be held at 3:00 p.m. Mountain Time on Friday, December 16, 2016, at our corporate headquarters, 7030 Park Centre Drive, Cottonwood Heights, Utah and at any postponements or adjournments thereof.  These proxy materials were first being sent or made available to our shareholders on or about November 4, 2016.
PURPOSE OF MEETING
The business of the 2016 Annual Meeting will be to:
•
Elect three members of our board of directors ("Board of Directors" or "Board") to hold office until the next annual meeting of shareholders or until their respective successors have been elected and qualified (Proposal No. 1);

•	Ratify the appointment of Tanner LLC as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2017 (Proposal No. 2);

•	Approve a non-binding advisory resolution concerning the compensation paid to our executive officers or "say on pay resolution" (Proposal No. 3);

•	Approve an amendment to our Articles of Incorporation increasing the number of shares of common stock the Company is authorized to issue (Proposal No. 4);

•	Approve an amendment to our Articles of Incorporation increasing the number of shares of preferred stock the Company is authorized to issue (Proposal No. 5); and

•	Act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.
Recommendations of the Board of Directors
The Board of Directors recommends that you vote:
•	FOR each of the nominees of the Board of Directors;

•	FOR the ratification of the appointment of Tanner LLC as the Company's independent registered public accounting firm for fiscal year 2017;

•	FOR approval of the say on pay resolution;

•	FOR approval of the amendment increasing the number of shares of common stock the Company is authorized to issue; and

•	FOR approval of the amendment increasing the number of shares of preferred stock the Company is authorized to issue.
ADDITIONAL INFORMATION ABOUT THE MEETING
Date, Time and Place
The Board of Directors has called our 2016 Annual Meeting to be held at the Company's Corporate Headquarters, 7030 Park Centre Drive, Cottonwood Heights, Utah, at 3:00 p.m. (Mountain Standard Time) on Friday, December 16, 2016.  Registration for shareholders will begin at 2:30 p.m. at that location.
Solicitation of Proxies and Proxy Materials
Our Board of Directors is soliciting your vote for the Annual Meeting.  We invite you to the Annual Meeting and request that you vote on the election of directors and other proposals described in this Proxy Statement.  Regardless of whether you intend to attend the Annual Meeting, we ask that you complete your Proxy Card or Voting Instruction Card, as the case may be, or otherwise vote electronically as described in the Internet Notice.  The Board has made available to you, as described in the Internet Notice and in conjunction with our Annual Meeting, the Letter to Shareholders, Notice of Annual Meeting, this Proxy Statement, Proxy Card and Annual Report in the form of Form 10-K.  Exhibits to the Annual Report are not included with it.  However, the Annual Report includes a list briefly describing all of those exhibits.  We will furnish a copy of an exhibit to the Annual Report to a shareholder upon written request to us and payment of a fee to cover our expenses in furnishing that exhibit.

Record Date
The Board has chosen the close of business on October 27, 2016, as the record date for our 2016 Annual Meeting ("Record Date").  All shareholders who own shares of Company common stock, no par value ("Common Stock") or our Series A 8% Convertible Preferred Stock ("Series A Preferred") as of the Record Date may attend and vote at our Annual Meeting.
Shareholders of Record and Beneficial Owners
A shareholder may hold shares through a broker, bank or other nominee rather than directly in the shareholder's own name.  As summarized below, there are some differences between shares held of record and those owned beneficially.
Shareholder of Record.  If your shares are registered directly in your name with our transfer agent, Interwest Transfer Company ("Interwest"), you are considered the shareholder of record with respect to those shares, and the Internet Notice and these proxy materials are being sent directly to you.  As the shareholder of record, you have the right to grant your voting proxy directly to us, to vote electronically or to vote in person at our Annual Meeting.  If we have received a request from you for printed proxy materials, we have enclosed a Proxy Card for you to use.
Beneficial Owner.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in "street name," and the Internet Notice and these proxy materials are being forwarded to you by your broker, bank or nominee who is considered the shareholder of record with respect to those shares.  As a beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend our Annual Meeting.  However, since you are not the shareholder of record, you may not vote these shares in person at our Annual Meeting, unless you request, complete and deliver a legal proxy from your broker, bank or nominee.  If you requested printed proxy materials, your broker, bank or nominee has enclosed a Voting Instruction Card for you to use in directing them as to how to vote your shares.
Voting Rights
Only shareholders of record of Dynatronics Common Stock and Dynatronics Series A Preferred on the Record Date, will be entitled to receive notice of, attend, and vote at the Annual Meeting.  Each holder of record of Common Stock will be entitled to one vote for each share of Common Stock held on the Record Date.  A holder of record of shares of Series A Preferred votes on an as-converted basis, one vote for each share of Common Stock issuable upon an assumed conversion of the Series A Preferred; provided, however, that the voting rights of the Series A Preferred are subject to limitations of a rule of The NASDAQ Stock Market ("NASDAQ") known as the "Voting Cutback."  The Voting Cutback limits the number of "as-if-converted common shares" that may be voted by a Series A Preferred shareholder to the number of shares of Common Stock issuable upon conversion of the Series A Preferred held by such holder that exceeds the quotient of (x) the aggregate purchase price paid by such holder of Series A Preferred for its Series A Preferred, divided by (y) the greater of (i) $2.50 and (ii) the market price of the Common Stock on the trading day immediately prior to the date of issuance of such holder's Series A Preferred shares.  On the date immediately prior to the date of issuance of the Series A Preferred, the trading price of the Common Stock was $3.23 per share.  Therefore, the maximum number of shares that may be voted at the Annual Meeting by the holders of the Series A Preferred on an as-converted basis is 1,246,130 shares.  On the Record Date, there were 2,882,272 shares of Common Stock outstanding.
In addition to the voting rights of the holders of the Common Stock and the holders of the Series A Preferred outlined above as to the proposals to be voted upon at the Annual Meeting, under Utah law, the holders of the Series A Preferred have voting rights, voting as a class, to approve an amendment to our Articles of Incorporation increasing the number of shares of preferred stock the Company is authorized to issue.  The voting rights of the Series A Preferred when voting as a class only on Proposal No. 5, as opposed to their vote on an as-converted basis as described above when voting with the holders of the Common Stock on this and the other proposals at the Annual Meeting, is not subject to the Voting Cutback and is one vote for each share of Series A Preferred held by such holder on the Record Date.
The total number of shares of issued and outstanding Common Stock and as-converted Series A Preferred as of the Record Date entitled to vote at the Annual Meeting is 4,128,402 shares.

Admission to Meeting
You are entitled to attend the Annual Meeting if you were a shareholder of record or a beneficial owner of our Common Stock or Series A Preferred as of October 27, 2016, the Record Date, or you hold a valid legal proxy for the Annual Meeting.  If you are a shareholder of record, you may be asked to present valid picture identification, such as a driver's license or passport, for admission to the Annual Meeting.
If your shares are registered in the name of a bank, brokerage firm or other holder of record (your record holder), you may be asked to provide proof of beneficial ownership as of the Record Date, such as a brokerage account statement, a copy of the Notice of Internet Availability or voting instruction form provided by your record holder, or other similar evidence of ownership, as well as picture identification, for admission.  If you wish to be able to vote in person at the Annual Meeting, you must obtain a legal proxy from your brokerage firm, bank or other holder of record and present it to the inspector of elections with your ballot at the Annual Meeting.
Registration will begin at 2:30 p.m. Mountain Time on the date of the Annual Meeting.  If you do not provide picture identification and comply with the other procedures outlined above, you may not be admitted to the Annual Meeting.  We recommend that you arrive early to ensure that you are seated by the commencement of the Annual Meeting.
Quorum
A quorum is the minimum number of shares that must be present at the Annual Meeting to conduct business.  The presence at the Annual Meeting, in person or by proxy, of the holders of at least 2,064,201 shares of Common Stock (including the Series A Preferred, subject to the Voting Cutback) entitled to vote at the meeting will constitute a quorum.  In general, shares of Common Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum.  Abstentions will be counted as "represented" for the purpose of determining the presence or absence of a quorum, but will not be counted for any other purpose.  Inasmuch as street name holder have discretionary voting rights with respect to Proposal No. 2, ratification of the selection of our independent registered public accounting firm and Proposal No. 4, increasing the authorized number of shares of Common Stock, broker non-votes (as explained below) will also be counted as "represented" for the purpose of determining the presence or absence of a quorum for all purposes of the Annual Meeting.
Voting via the Internet, by Telephone or by Mail
Holders of shares of Dynatronics Common Stock whose shares are registered in their own name with Dynatronics' transfer agent, Interwest Transfer Company, are record holders.  As an alternative to voting in person at the Annual Meeting, record holders may vote via the Internet, by telephone or, for those shareholders who receive a paper proxy card in the mail, by mailing a completed proxy card.
For those record holders who request a paper proxy card, instructions for voting via the Internet, telephone or by mail are set forth on the proxy card.  If you are a shareholder who elects to vote by mail, you should sign and mail the proxy card in the addressed, postage paid envelope that was enclosed with the proxy materials, and your shares will be voted at the Annual Meeting in the manner you direct.  In the event that you return a signed proxy card on which no directions are specified, your shares will be voted FOR each of the nominees of the Board of Directors (Proposal No. 1), FOR the ratification of the appointment of Tanner LLC as Dynatronics' independent registered public accounting firm for the fiscal year ended June 30, 2017 (Proposal No. 2), FOR adoption of the resolution approving the compensation paid to our executive officers or the "say on pay resolution" (Proposal No. 3); FOR approval of the amendment to our Articles of Incorporation increasing the authorized amount of common shares (Proposal No. 4); and FOR the approval of the amendment to our Articles of Incorporation increasing the authorized amount of preferred shares (Proposal No. 5); and in the discretion of the proxy holders as to any other matters that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.
Dynatronics shareholders whose shares are not registered in their own name with Interwest are beneficial holders of shares held in street name.  Such shares may be held in an account at a bank or at a brokerage firm (your record holder).  As the beneficial holder, you have the right to direct your record holder on how to vote your shares, and you will receive instructions from your record holder that must be followed in order for your record holder to vote your shares per your instructions.  Many banks and brokerage firms have a process for their beneficial holders to provide instructions via the Internet or by telephone.  If Internet or telephone voting is unavailable from your record holder you may request a voter instruction card.  Shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from your record holder giving you the right to vote such shares in person at the Annual Meeting.

For those shareholders who receive a Notice of Internet Availability of Proxy Materials (described under "Internet Availability of Proxy Materials" below), the Notice of Internet Availability of Proxy Materials provides information on how to access your proxy on the Internet, which contains instructions on how to vote via the Internet or by telephone.  If you received a Notice of Internet Availability, you can request a printed copy of your proxy materials by following the instructions contained in the notice.
Revocation of Proxies
You may revoke or change a previously delivered proxy at any time before the Annual Meeting by delivering another proxy with a later date, by voting again via the Internet or by telephone, or by delivering written notice of revocation of your proxy to our Corporate Secretary at the Company's principal executive offices before the beginning of the Annual Meeting.  You may also revoke your proxy by attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, in and of itself, revoke a valid proxy that was previously delivered.  If you hold shares through a bank or brokerage firm, you must contact that bank or brokerage firm to revoke any prior voting instructions.  You also may revoke any prior voting instructions by voting in person at the Annual Meeting if you obtain a legal proxy as described under "Admission to Meeting" above.
Vote Required
In the election of directors, a nominee who receives a plurality of the votes cast at the Annual Meeting will be elected as a director.  The "plurality" standard means the three nominees who receive the largest number of "FOR" votes (also known as a "plurality" of the votes) will be elected.  The number of shares not voted for the election of a nominee are not counted and will not affect the determination of whether that nominee has received the necessary votes for election under Utah law.  Votes that are withheld will not be included in the vote tally for the election of directors.  Shareholders may not cumulate votes in the election of directors.
If a quorum is present, each of the other proposals will be approved if the votes cast for the proposal exceed the votes cast against it.
Voting of Proxies
Your shares will be voted as you direct on your proxy card.  If you do not specify on your proxy card how you want to vote your shares, we will vote signed returned proxies FOR each nominee for director, FOR Proposal No. 2, FOR Proposal No. 3, FOR Proposal No. 4, and FOR Proposal No. 5.  We do not know of any other business that may be presented at the meeting.  If a proposal other than those listed in the Notice is presented at the Annual Meeting, your proxy authorizes the persons named in the proxy to vote your shares on such matters in their discretion.
Broker Non-votes
A broker non-vote occurs when a bank, broker or other holder of record holding shares for a beneficial owner submits a proxy for the Annual Meeting but does not vote on a particular proposal, except for Proposal No. 2 and Proposal No. 4, because that broker or other holder of record does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.  Brokers do not have authority to vote on matters considered to be non-routine unless they have received instructions from the beneficial owners of the shares.  If the broker returns a valid proxy without marking a vote or abstaining, the shares represented by the proxy will be counted in determining whether a quorum is present.
Counting the Votes
Votes will be tabulated through a vendor selected by the Company to establish the platform for Internet voting. Proxy Cards and other evidences of voting are to be reviewed by an independent inspector of election, retained by the Company for the Annual Meeting, for compliance with instructions adopted by our Board for voting in the context of that meeting.  Separate counts of "FOR," "AGAINST" and "ABSTAIN" on votes on any proposals are to be made along with separate counts of broker non-votes.  Abstentions will be counted for the purpose of determining whether a quorum is present, but will not be counted towards an affirmative vote total for and will have the effect of a vote against a proposal at our Annual Meeting.  Broker non-votes will be counted for the purpose of determining whether a quorum is present, but will otherwise be excluded from the tallies.

Announcing the Results
Voting results will be announced at our Annual Meeting.  Also, the results will be included in our current report on Form 8-K filed with the SEC subsequent to the Annual Meeting.  Furthermore, we will post the results on our website at www.dynatronics.com.  After the Form 8-K is filed, you may obtain a copy by visiting our website.
INTERNET AVAILABILITY OF PROXY MATERIALS
In accordance with the rules of the Securities and Exchange Commission ("SEC"), we are using the Internet as our primary means of furnishing proxy materials to shareholders. Consequently, most shareholders will not receive paper copies of our proxy materials.  We will instead send these shareholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and annual report, and voting via the Internet.  The Notice of Internet Availability of Proxy Materials also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose.  This makes the proxy distribution process more efficient and less costly, and helps conserve natural resources.  If you previously elected to receive our proxy materials electronically, these materials will continue to be sent via email unless you change your election.
PROXY SOLICITATION
We are soliciting proxies from our shareholders for use by our Board of Directors at our Annual Meeting.  We will pay the cost of solicitation of proxies from our shareholders, including preparation, assembly, printing and mailing of this Proxy Statement and the proxy cards.  Solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our Common Stock beneficially owned by others.  We may reimburse persons representing beneficial owners of our Common Stock for their costs of providing solicitation materials to beneficial owners.  In addition to solicitation by use of the mail, proxies may be solicited by our management (including our Board of Directors, officers and employees), in person or by telephone, electronic mail, or other means of communication.  No additional compensation for soliciting proxies will be paid to Company management or employees for such services.
PROPOSAL NO. 1
ELECTION OF DIRECTORS
General
Our Board of Directors currently has six directors.  Three of the directors are standing for re-election at the Annual Meeting.  The names of persons who are nominees for director and their current positions and offices with Dynatronics are set forth in the table below.  The proxy holders intend to vote all proxies received by them for the nominees listed below unless otherwise instructed.  Each of the nominees has been nominated for election by the Board of Directors upon recommendation by the Nominating and Governance Committee and each has indicated his intention to stand for election.
Business Experience and Qualifications of Nominees
Kelvyn H. Cullimore, Jr. Chairman, Chief Executive Officer and President Age 60 Director since 1983
Mr. Cullimore has been our Chairman since January 2005 and President and Chief Executive Officer since 1992.  He served as our Secretary/Treasurer from 1983 to 1992 and as Administrative Vice President from 1988 to 1992.  Mr. Cullimore graduated cum laude from Brigham Young University in 1980 with a Bachelor's degree in Financial and Estate Planning.  In addition to his involvement with Dynatronics, Mr. Cullimore served as Executive Vice President and a director of our former parent company.  Mr. Cullimore has served previously on the board of directors of a printing company, lumber company, theater and restaurant company, and travel agency.  He also serves as the Mayor of Cottonwood Heights, Utah, a suburb of Salt Lake City, where the Company corporate headquarters is located.  Based on his experience in management and his long association with and effective leadership of the Company, the Nominating and Governance Committee believes Mr. Cullimore is well qualified to serve on our Board.

Scott A. Klosterman Director Age 58
Mr. Klosterman has been an Executive Vice President at HNI Healthcare since February 2016.  Prior to joining HNI Healthcare, Mr. Klosterman served as Vice President and General Manager, Post-Operative Products of Hanger, Inc., a leading provider of prosthetic, orthotic, and therapeutic solutions, from 2010 to 2015.  From 2009 to 2010, he was an executive consultant in Chattanooga, Tennessee, providing consulting services to healthcare businesses to help them refine their product development processes and successfully launch new products.  Mr. Klosterman was Division President of Chattanooga Group (a division of DJO, Inc., owned by the Blackstone Group), Chattanooga, Tennessee, from 2003 to 2008, where he had previously served as Chief Operating Officer (1997-2003) and Chief Financial Officer, Secretary, Treasurer (1994-1997).  Mr. Klosterman has an MBA from Baylor University and a BS in Accounting (with highest honors) from the University of Delaware.  Based on Mr. Klosterman's extensive experience in the medical industry, the Nominating and Governance Committee believes that he is well qualified to serve on our Board.

R. Scott Ward, Ph.D. Director Age 60 Director since 2013
Dr. Ward serves as the chairman of the Department of Physical Therapy at the University of Utah.  He is the past president of the American Physical Therapy Association, a position he held from 2006 to 2012.  In addition, Dr. Ward served as chair of the rehabilitation committee of the American Burn Association.  He has published extensive research studies related to wound care and burn rehabilitation.  Dr. Ward received a Bachelor of Arts degree in Physical Therapy and a Doctor of Philosophy degree in Physiology from the University of Utah.  Based on Dr. Ward's prominence in his field, and his extensive experience and expertise in physical therapy, the Nominating and Governance Committee believes that Dr. Ward is well qualified to serve as a member of our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

GOVERNANCE OF THE COMPANY
Directors and Executive Officers
As of the Record Date, our Board consisted of six director positions.  Three of these positions directors will stand for re-election at the Annual Meeting.  The other three are Preferred Directors, as discussed below.  Except for the Preferred Directors, a director on our board is elected at an annual meeting of shareholders and serves until the earlier of his or her resignation or removal, or his or her successor is elected and qualified.  Our executive officers generally are appointed at our Board's meeting immediately preceding each annual meeting of shareholders and serve at the discretion of the Board.  Information about our directors who will be voted upon at the Annual Meeting is contained in the Proxy Statement above.  Additional information about our directors and executive officers follows.
Preferred Directors
Under the terms of our Series A Preferred, our Board can include up to seven members, and the holders of the Series A Preferred have the right ("Director Rights") to appoint up to three members of the Board (the Preferred Directors) for as long as the original preferred investors own or would beneficially own at least 28.6% of Dynatronics' Common Stock either directly or indirectly (the "Director Rights Period"), but excluding any shares of Common Stock issuable upon the exercise of the warrants held by such investors (the "Threshold Ownership Percentage").  In compliance with NASDAQ Rule 5640, the number of Preferred Directors shall be reduced pro rata with any reduction in ownership by the preferred investors below the Threshold Ownership Percentage, so that the number of Preferred Directors is approximately equal to the preferred investors' direct or indirect ownership of Dynatronics Common Stock.  The Director Rights may be exercised at the discretion of certain affiliates of Prettybrook Partners, LLC (collectively, "Prettybrook") for as long as Prettybrook owns at least fifty percent (50%) of the outstanding Series A Preferred.
Notwithstanding anything set forth above, the preferred investors shall not have any rights to elect any Preferred Directors unless the preferred investors own or would beneficially own at least 10% of Dynatronics' Common Stock either directly or indirectly, through ownership of Common Stock or Series A Preferred convertible into Common Stock, but excluding any warrants.
Common Stock of the Company has no voting, nomination, election or other rights with respect to the Preferred Directors.  Each Preferred Director serves as a member of the Board during the Director Rights Period or until the preferred investors shall appoint their successors during the Director Rights Period.
In accordance with the terms set forth above, the preferred investors have previously appointed to our Board of Directors, Erin S. Enright, David B. Holtz and Brian M. Larkin as Preferred Directors.

The business experience and other qualifications of the Preferred Directors are as follows:
Erin S. Enright.  Ms. Enright, 55, is a Managing Member of Prettybrook Partners, LLC, a private investment firm, and a general partner and member of the Board of Tigerlabs, a Princeton-based business accelerator.  She was the President of Lee Medical, a medical device manufacturer based in Plainsboro, New Jersey, from 2004-13.  She served on the Board of Directors and the Audit Committee of Biolase, Inc. (NASDAQ: BIOL) during 2013, and from 2010 to 2015, served on the Board of Directors of Ceelite Technologies, LLC.  She served as Chief Financial Officer of InfuSystem, Inc. from 2005 to 2007.  From 1993 to 2003, Ms. Enright was with Citigroup, most recently as a Managing Director in its Equity Capital Markets group.  While at Citigroup, Ms. Enright was Chairperson of the firm's Institutional Investors' Committee, responsible for screening and approving the firm's participation in equity underwritings and a member of the Citigroup Global Equity Commitment Committee, responsible for reviewing and approving the firm's underwritings.  From 1989 until 1993, Ms. Enright was an attorney with Wachtell, Lipton, Rosen & Katz in the firm's New York office.  Ms. Enright received her A.B. from the Woodrow Wilson School of Public and International Affairs at Princeton University and a J.D. from the University of Chicago Law School.
David B. Holtz.  Mr. Holtz, 50, has been a principal of Provco Group Ltd., a preferred shareholder of Dynatronics, since 2012.  He serves as part of Provco's executive management group responsible for managing investment portfolios and the accounting function.  From 2011 to 2012, Mr. Holtz served as executive manager of Grey Street Holdings, a property investment holding company.  From 2008 to 2010, he served as CFO and then Interim President of Nucryst Pharmaceuticals Corp.  From 1993 to 2006, Mr. Holtz worked at Integra LifeSciences in various capacities including Vice President, Finance and Treasurer, and Senior Vice President, Finance and Treasurer.  Before joining Integra, Mr. Holtz was an associate with Coopers & Lybrand, L.L.P. in Philadelphia and Cono Leasing Corporation, a private leasing company.  He received a BS degree in Business Administration from Susquehanna University and was a certified public accountant in Pennsylvania until 1998.
Brian M. Larkin.  Mr. Larkin, 47, has been the Senior Vice President and General Manager for the Regenerative Medicine business at Acelity L.P., Inc since May 2015.  Prior to joining Acelity, Mr. Larkin was Corporate Vice President of Integra Lifesciences Holdings Corporation, where he served as President of the Global Spine and Orthobiologics businesses, and Head of Strategic Development of Integra.  His responsibilities included executive oversight and leadership of Integra's worldwide Spine and Orthobiologics businesses, in addition to executive oversight of several of Integra's corporate functions, including corporate marketing and strategic planning.  Mr. Larkin joined Integra in January 2000, as a Regional Sales Manager.  He was promoted to National Sales Manager in 2003, Vice President, North American Sales in 2005, and President of Integra's Neurosurgery business in 2007.  In 2010, he was appointed President, Global Spine & Orthobiologics, and Head of Strategic Development.  Mr. Larkin has over 25 years of sales, marketing, and executive management experience in the medical technology industry.  Prior to joining Integra, he was the National Sales Manager for Connell Neurosurgical.  Mr. Larkin received a B.S. degree in Chemistry from the University of Richmond, and completed the Advanced Management Program at Harvard Business School.
Independence
Upon recommendation of the Nominating and Governance Committee, the Board of Directors has affirmatively determined that each member of the Board of Directors, other than Mr. Cullimore, is independent under the criteria established by NASDAQ for director independence.  All members of the Company's Audit, Compensation, and Nominating and Governance committees are independent directors.  In addition, the Board of Directors has determined that the members of the Compensation Committee meet the additional independence criteria required under NASDAQ Listing Rule 5605(a)(2) and that each member of the Audit Committee: (i) is independent, (ii) meets the financial literacy requirements of the NASDAQ Rules, and (iii) meets the enhanced independence standards under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").
Board Committees
Our Board of Directors has three standing committees: the Compensation Committee, the Audit Committee and the Nominating and Governance Committee.
Compensation Committee
The Compensation Committee is responsible for reviewing and approving, where required, the compensation, as well as evaluating the performance, of our principal executive officer and other executive officers, and advising and assisting management in developing our overall compensation strategy to assure that it promotes shareholder interests, supports our strategic and tactical objectives, and provides for appropriate rewards and incentives for our management and employees.  In exercising its responsibilities, the Compensation Committee establishes and monitors policies governing the compensation of executive officers, reviews the performance of and determines salaries and incentive compensation for executive officers, and makes option awards to those individuals.  Additionally, the Compensation Committee administers our stock plans and reviews and approves the structure of our bonus plans.  The Compensation Committee has a written charter, a copy of which is available on our corporate Web site, www.dynatronics.com, under "Company Information, Investor Relations, Company Policies."
As of the date of this Proxy Statement, the following independent directors are members of the Compensation Committee: Scott A. Klosterman, (Chair), Erin S. Enright, and R. Scott Ward.  Scott A. Klosterman was appointed to this committee in February 2016.  The Compensation Committee held two meetings during fiscal year 2016.

Audit Committee
The Audit Committee, which has been established in accordance with requirements of Section 3(a)(58)(A) of the Exchange Act, is comprised of the following independent directors: David B. Holtz (Chair), Erin S. Enright, and Scott A. Klosterman.  Mr. Holtz and Mr. Klosterman were appointed to the committee in February 2016.  The NASDAQ corporate governance listing standards require that at least one member of our Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or comparable experience or background which results in the individual's "financial sophistication."  This financial sophistication may derive from the person being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.  Our Board believes that Ms. Enright and Messrs. Holtz and Klosterman, are audit committee financial experts ("Audit Committee Financial Experts") and also meet the NASDAQ requirements for financial sophistication.  Our Board further believes that each of them is an independent director as the term is defined in the NASDAQ Stock Market corporate listing standards (to which the Company is subject), i.e., an individual other than one of our executive officers or employees or any other individual having a relationship which in the opinion of our Board would interfere in carrying out the responsibilities of a director.
Under the SEC's rules, an Audit Committee Financial Expert is defined as a person who has all of the following attributes:
•	Understanding of accounting principles generally accepted in the United States of America ("GAAP") and financial statements.

•	Ability to assess the general application of GAAP in connection with accounting for estimates, accruals and reserves.

•
Experience in preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements, or experience actively supervising one or more persons engaged in such activities.

•	Understanding of internal control over financial reporting.

•	Understanding of audit committee functions.
The Audit Committee is concerned primarily with the integrity of our financial statements, the independence, qualifications and performance of our independent registered public accounting firm, and our compliance with legal requirements.  The Audit Committee operates under a written charter approved by the Board of Directors and the Audit Committee that reflects standards and requirements adopted by the SEC and NASDAQ.  The Audit Committee Charter can be found on our website, www.dynatronics.com, under "Company Information, Investor Relations, Company Policies."  The Audit Committee held four meetings during fiscal year 2016.  Each member of the Audit Committee attended at least 75% of the Audit Committee's meetings.
As indicated in its charter, the Audit Committee's duties include selecting and engaging our independent registered public accounting firm; reviewing the scope of the audit to be conducted by our independent registered public accounting firm; overseeing our independent registered public accounting firm and reviewing the results of its audit; reviewing our financial reporting processes, including the accounting principles and practices followed and the financial information provided to shareholders and others; overseeing our internal control over financial reporting and disclosure controls and procedures; and serving as our legal compliance committee.
Nominating and Governance Committee
The Nominating and Governance Committee is responsible for overseeing, reviewing and making periodic recommendations concerning Dynatronics' corporate governance policies, and for recommending to the full Board of Directors candidates for election to the Board of Directors.  The committee is comprised of the following directors: Erin S. Enright (Chair), David B. Holtz, and Scott A. Klosterman.  All members were appointed to the committee in February 2016.  Each member of this committee is an independent director under applicable NASDAQ listing standards.

Nominees for the Board of Directors should be committed to enhancing long-term shareholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity.  The Board of Directors is composed of a diverse group of leaders in their respective fields.  The Board of Directors encourages selection of directors who will contribute to Dynatronics' corporate governance, including: responsibility to its shareholders, technology leadership, effective execution, high customer satisfaction and superior employee working environment.  The Nominating and Governance Committee from time to time reviews the appropriate skills and characteristics required of board members, including factors that it seeks in board members such as diversity of business experience, viewpoints and, personal background, and diversity of skills in technology, finance, marketing, international business, financial reporting and other areas that are expected to contribute to an effective Board of Directors.  In evaluating potential candidates for the Board of Directors, the Nominating and Governance Committee considers these factors in the light of the specific needs of the Board of Directors at that time.  The brief biographical description of each nominee set forth in the "Business Experience and Qualifications of Nominees" above includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of the Board of Directors at this time.
Shareholders may recommend a director nominee to Dynatronics' Nominating and Governance Committee.  In recommending candidates for election to the Board of Directors, the Nominating and Governance Committee considers nominees recommended by directors, officers, employees, shareholders and others, using the same criteria to evaluate all candidates.  The Nominating and Governance Committee reviews each candidate's qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board of Directors.  Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate.  Upon selection of a qualified candidate, the Nominating and Governance Committee would recommend the candidate for consideration by the full Board of Directors.  The Nominating and Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
To recommend a prospective nominee for the Nominating and Governance Committee's consideration, submit the candidate's name and qualifications to Dynatronics' Secretary in writing to the following address: Dynatronics Corporation, Attn: Jim Ogilvie, Director of Business Development, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121.  When submitting candidates for nomination to be elected at Dynatronics' annual meeting of shareholders, shareholders must also follow the notice procedures and provide the information required by Dynatronics' bylaws.  In particular, for the Nominating and Governance Committee to consider a candidate recommended by a shareholder for nomination at the 2017 Annual Meeting of Shareholders, the recommendation must be delivered or mailed to and received by Dynatronics' Corporate Secretary between July 2, 2017 and August 1, 2017 (or, if the 2017 annual meeting is not held within 30 calendar days of the anniversary of the date of the 2016 Annual Meeting, within 10 calendar days after Dynatronics' public announcement of the date of the 2017 annual meeting). The recommendation must include the same information as is specified in Dynatronics' bylaws for shareholder nominees to be considered at an annual meeting, including the following:
•	The shareholder's name and address and the beneficial owner, if any, on whose behalf the nomination is proposed;

•	The shareholder's reason for making the nomination at the annual meeting, and the signed consent of the nominee to serve if elected;

•	The number of shares owned by, and any material interest of, the record owner and the beneficial owner, if any, on whose behalf the record owner is proposing the nominee;

•	A description of any arrangements or understandings between the shareholder, the nominee and any other person regarding the nomination; and

•
Information regarding the nominee that would be required to be included in Dynatronics' proxy statement by the SEC rules, including the nominee's age, business experience for the past five years and any directorships held by the nominee, including directorships held during the past five years.

Meetings of the Board of Directors
There were six meetings of the Board of Directors held during fiscal year 2016.  No director attended fewer than 75% of these meetings.

Executive Sessions of Independent Directors
During the year ended June 30, 2016, the independent directors did not meet in executive session.
Board Leadership Structure and Role in Risk Oversight
Kelvyn H. Cullimore, Jr. serves as the Chairman of our Board of Directors and as our Chief Executive Officer.  We do not have a formal policy with respect to separation of the offices of chairman of the board and chief executive officer, and the Board of Directors believes that flexibility in appointing the Chairman and Chief Executive Officer allows the Board of Directors to make a determination as to such positions from time to time and in a manner that it believes is in the best interest of the Company and its shareholders.
The Board of Directors believes that the traditional practice of combining the roles of Chairman of the Board and Chief Executive Officer currently provides the preferred form of leadership for the Company.  Given Mr. Cullimore's long tenure and vast experience with the Company and our industry, the tremendous respect which he has earned from employees, business partners and shareholders, as well as other members of the medical device manufacturers industry, and his proven leadership skills, the Board of Directors believes the best interests of our shareholders are met by Mr. Cullimore's continued service in both capacities.  The Board of Directors also believes that Mr. Cullimore's performance of both responsibilities encourages clear accountability and effective decision-making, and provides strong leadership for our employees and other stakeholders.
Given the experience and qualifications our directors contribute to the Board's activities, we have implemented a number of practices designed to encourage effective corporate governance.  These practices include:
•	the requirement that at least a majority of the directors meet the standards of independence applicable to the Company;

•
executive sessions of the independent members of the Board of Directors and committee meetings which include individual sessions with representatives of the Company's independent registered public accounting firm, as well as the CFO and CEO; and

•	completion of performance evaluations of the CEO by the Compensation Committee.
Our management is primarily responsible to manage risk and inform the Board of Directors regarding the most material risks confronting us and our business.  The Board of Directors has oversight responsibility of the processes established to monitor and manage such risks.  The Board of Directors believes that such oversight function is the responsibility of the entire Board of Directors through frequent reports and discussions at regularly scheduled Board meetings.  In addition, the Board has delegated specific risk management oversight responsibility to the Audit Committee and to the independent members of the Board of Directors.  In particular, the Audit Committee oversees management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting.  The independent members of the Board of Directors oversee risk management related to corporate governance practices and executive compensation plans and arrangements.  These specific risk categories and our risk management practices are reviewed by the entire Board of Directors in the ordinary course of regular Board meetings.
Communications with the Board of Directors
Shareholders may communicate directly with our Board of Directors by writing to them at Board of Directors, c/o Jim Ogilvie, Director of Business Development, Dynatronics Corporation, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121.  All communications received in this manner will be opened for the sole purpose of determining whether the contents represent a message to our directors, after which they will be forwarded to the director or directors to whom addressed, except for communications that are (1) advertisements, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board of Directors, (2) solely related to complaints with respect to ordinary course of business, customer service and satisfaction issues, or (3) clearly unrelated to our business, industry, management, Board of Directors, or related committee matters.
Code of Conduct and Ethics
We have established a Code of Business Ethics that applies to our officers, directors and employees.  The Code of Business Ethics contains general guidelines for conducting our business consistent with the highest standards of business ethics, and is intended to qualify as a "code of ethics" within the meaning of the Exchange Act and as a "code of business conduct and ethics" within the meaning of the NASDAQ Rules.
All of our directors, officers and employees must act in accordance with our Code of Business Ethics.  Employees and directors are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Business Conduct and Ethics.  In addition, our Audit Committee has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls, or auditing matters, and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Code of Business Ethics is available on our website at www.dynatronics.com, in the "Company Information, Investor Relations, Company Policies" section.  A copy may also be obtained by writing to the Director of Business Development, Dynatronics Corporation, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121.
Director Compensation in Fiscal Year 2016
As of January 1, 2016, each non-employee director was given annual equity compensation having a fair value of $15,000, plus $2,000 for service on the Audit Committee, $1,000 for service on the Compensation Committee and $1,000 for service on the Nominating and Governance Committee.  Committee chairs are paid $1,000 for service as chair.  No additional compensation is paid to members of the Board of Directors who are also employed by the Company as executive officers for their service as directors.
Prior to January 1, 2016, non-employee, non-executive directors were paid an annual fee of $14,000.  In addition, independent directors received $1,000 annually for participating on each Board committee and received $2,000 in restricted stock awards annually.  The Chairman of the Audit Committee received an additional $2,000 for serving as the Committee Chairman and as "financial expert."  Our directors are reimbursed for their out-of-pocket expenses related to their services as directors, including expenses incurred in connection with their attendance at Board of Directors and committee meetings.
The following table summarizes the total compensation paid by us during the fiscal year ended June 30, 2016, to our non-employee directors.
Director Compensation Fiscal Year 2016 (1)
	Fees earned or paid in cash	Stock awards	Total
Name	($)	($)	($)
(a)	(b)	(c)	(h)

Howard L. Edwards(2)	$9,334	$1,000	$10,334
Erin S. Enright	8,999	10,000	18,999
David B. Holtz	0	9,500	9,500
Scott A. Klosterman	0	9,500	9,500
Brian M. Larkin	7,333	7,500	14,833
Richard J. Linder(3)	9,001	0	9,001
R. Scott Ward, PhD	9,001	10,500	19,501
(1)
Columns (d) through (g) are omitted from this table as no items of compensation referenced in those columns were paid to the directors during the period covered by the table.  Total compensation paid to executive officers who also served as directors during fiscal year 2016 is detailed in the Summary Compensation Table under "Executive Compensation" in this Proxy Statement.  Executive officers serving as directors receive no additional compensation for service as directors.

(2)	Mr. Edwards served as a director of the Company from 1997 until December 16, 2015.

(3)	Mr. Linder served as a director from March 23, 2015, until December 16, 2015.
Fiscal 2017 Director Compensation
In fiscal year 2017, each non-employee director will be given annual equity compensation having a fair value of $15,000, plus $2,000 for service on the Audit Committee, $1,000 for service on the Compensation Committee and $1,000 for service on the Nominating and Governance Committee.  Committee chairs will receive $1,000 for service as chair.  There have been no other significant changes to the terms of the compensation for non-employee directors.

Family Relationships
None of the directors or executive officers is related to any other director or executive officer of the Company by blood, marriage or adoption.
EXECUTIVE OFFICERS
The following table sets forth information concerning our executive officers as of the date of this Proxy Statement.  Similar information regarding Mr. Cullimore, who is also a member of our Board of Directors, may be found on page 5, above.
		Officer	Position
Name	Age	Since	with Company

Kelvyn H. Cullimore, Jr.	60	1983	President and CEO
David A. Wirthlin	55	2016	Chief Financial Officer
Bryan D. Alsop	54	2011	Vice President of Information Technology
T. Jeff Gephart	55	2016	Senior Vice President of Sales
Douglas G. Sampson	62	2009	Vice President of Production and R&D
David A. Wirthlin was appointed Chief Financial Officer joined Dynatronics in October 2016.  He previously was with ArmorWorks Enterprises, LLC, a privately-held military armor technology company located in Arizona, where he served in several capacities.  He served as Chief Financial Officer of ArmorWorks from June 2004 until January 2016, and most recently was a consultant on a contract basis to the company.  Mr. Wirthlin had previously served as Chief Financial Officer for Integrated Information Systems, Inc. and SkyMall, Inc. where he led the initial public offering process for each company and subsequently was directly responsible for all SEC related functions.  He was a CPA and worked in public accounting and consulting for seven years at Arthur Andersen LLP.  Mr. Wirthlin's employment with the Company commenced October 11, 2016.  His compensation package as an at will employee will include a base salary of $165,000 per year, payable in equal installments bi-weekly, with an increase in the annual base amount to $175,000 per year effective March 1, 2017.  In addition, within six months following the date of hiring, Mr. Wirthlin will be granted options to purchase 24,000 shares of common stock of the Registrant under the Registrant's equity incentive award plan, vesting in four equal installments, 25% annually beginning on the first anniversary of the date of grant.  The Registrant will also reimburse Mr. Wirthlin up to $7,500 in relocation and commuting expense to facilitate his move from Arizona to Utah.  Mr. Wirthlin holds an MBA from the University of Chicago and a BS in Accounting from the University of Utah.  He is a CPA in the State of Utah (1987, Inactive status).
Bryan D. Alsop was appointed Vice President of Information Technology in July 2011.  He served as a consultant to Dynatronics in early 2009 and joined the Company later that year as the director of information technology.  From 2000 to 2008, Mr. Alsop was director of information technology at Bear River Mutual Insurance, where he was responsible for all aspects of the IT department as a member of the executive management team.  Previously, he worked for such companies as Aetna Healthcare, McKesson, ITT Defense, Evans & Sutherland, and Sony Pictures Entertainment.  He received his Bachelor of Arts degree in 1991 from California State University – Northridge.
T. Jeff Gephart was appointed Senior Vice President of Sales in March 2016.  Mr. Gephart spent almost a decade as Vice President of Sales for Chattanooga Group, the Company's largest competitor, managing their extensive sales network.  Subsequently, he worked as Director of Sales and Marketing in the US market for Zimmer MedizinSystems, a German manufacturer of rehabilitation products and, most recently, as Director of Sales and Marketing for Gebauer Corporation, where he supervised sales, marketing and customer service for their worldwide operations.
Douglas G. Sampson was appointed Vice President of Production and Research and Development in September 2009.  Prior to joining Dynatronics, Mr. Sampson worked for Philips for 29 years.  His positions included executive and management responsibilities in various Philips subsidiaries in Asia and the United States.  From 2002 to 2007, he was Country Manager and Managing Director of NXP Semiconductor, Philips Semiconductor Thailand, where he was primarily responsible for all aspects of the manufacturing and sales operations of that subsidiary.  Most recently, from 2007 to 2008, he served as Vice President of Outsourced Manufacturing for Fairchild Semiconductors in Singapore.  Mr. Sampson earned a Master of Business Administration degree from the University of New Mexico, Anderson School of Management.  He also holds a Bachelor of Science degree in electronics engineering technology from Brigham Young University, and an Associate's Degree in electronics engineering technology from Brigham Young University Idaho (formerly Ricks College).

SUMMARY COMPENSATION TABLE
The following table summarizes information concerning the compensation awarded to, earned by or paid to, our Chief Executive Officer and the next two most highly paid executive officers of the Company (collectively, our "Named Executive Officers") for the periods indicated.

Name and Principal Position	Year ended June 30,	Salary ($)	Bonus / Severance ($)	Stock Awards ($)	All Other Compensation ($) (Note 1)	Total ($)
(a)	(b)	(c)	(d)	(e)	(i)	(j)

Kelvyn H. Cullimore, Jr., Chairman,	2016	$200,000	$0	$0	$28,047	$228,047
President/CEO	2015	$187,800	$0	$0	$27,804	$215,604

Larry K. Beardall,	2016	$161,538	$613,451	$136,000	$26,972	$937,961
Executive Vice President (Note 2)	2015	$162,816	$0	$0	$26,089	$188,905

Bryan D. Alsop	2016	$133,385	$0	$0	$13,760	$147,145
VP Information Technology	2015	$128,000	$0	$0	$12,995	$140,995

(1)
For each of the individuals listed in the table above, amounts indicated under "All Other Compensation" (column (i)) include but are not limited to perquisites including the dollar value of insurance premiums paid with respect to health and dental insurance, use of Company paid automobile, and cellular phone.  No single item included in this column exceeds $25,000 or 10% of the total in the category.  Columns (e) through (h) are omitted from this table, as no compensation of the types referred to in those columns was paid to the Named Executive Officers during the periods indicated.

(2)
Includes the fair value of 32,000 shares of restricted common stock granted to Beardall on March 2011, pursuant to Mr. Beardall's employment agreement.  These shares were valued based on the closing market price on the date of grant and vested fully upon Mr. Beardall's termination on June 6, 2016.  Amounts in column (d) include payments made to Mr. Beardall under severance provisions of his employment agreement.

EXECUTIVE COMPENSATION
Employment Agreement and Potential Payments upon Termination or Change in Control
Effective May 1, 2015, we entered into an employment agreement with Kelvyn H. Cullimore, Jr., our Chairman, President and CEO.  The agreement was approved by the Compensation Committee.  The compensation package underlying this agreement includes (i) a base salary of $200,000 per year, (ii) an automobile allowance,(iii) a discretionary annual bonus (as determined by the Compensation Committee), (iv) restricted stock awards and/or stock options granted under our equity compensation plan, as amended and restated, and (v) other welfare and employee benefits that are standard in such agreements, including, by way of example, life and disability insurance, health insurance, and paid vacation.  The agreement also contains a provision granting Mr. Cullimore a single lump-sum cash payment of $500,000 within 30 days following a change of control event occurring after May 1, 2015.  The agreement defines a "change of control" as an event in which:
(a) any person or group of persons together with its affiliates, but excluding (i) the Company or any of its subsidiaries, (ii) any employee benefit plans of the Company or (iii) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes, directly or indirectly, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities (not including in the securities beneficially owned by such person any securities acquired directly from the Company);
(b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on May 1, 2015, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;

(c) the consummation of a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or entity regardless of which entity is the survivor, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company, such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or
(d) the shareholders of the Company approve a plan of complete liquidation or winding-up of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.
Notwithstanding the foregoing, a change of control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of the Common Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions, and a change of control shall not occur for purposes of the agreement as a result of any primary or secondary offering of Company Common Stock to the general public through a registration statement filed with the SEC.
In addition, notwithstanding the foregoing, to the extent that any payment under the agreement is payable solely upon or following the occurrence of a change of control and such payment is treated as "deferred compensation" for purposes of §409A of the Internal Revenue Code, no event that would not qualify as a "change in the ownership of the Company," a "change in the effective control of the Company," or a "change in the ownership of a substantial portion of the assets of the Company" as such terms are defined in §1.409A-3(i)(5) of the Treasury Regulations, shall be treated as a change of control under the agreement.
If a change of control occurs, Mr. Cullimore's stock options, stock awards, warrants and other similar rights granted to him prior to termination will immediately and entirely vest and will be immediately delivered to him without restriction or limitation of any kind (except for normal transfer restrictions required by law).  In the event of termination prior to the expiration of the term of the agreement, we are also obligated to pay Mr. Cullimore a separation payment equal to twelve (12) months' salary.
The agreement also provides that upon termination of employment we will transfer to Mr. Cullimore title, free and clear of all encumbrances, to either the Company-owned vehicle used by him at the time of termination, or a vehicle of substantially similar market value.
The agreement terminates upon Mr. Cullimore's death or disability or upon termination of his employment for cause.  The agreement also contains covenants against competition during the term of his employment and for eighteen months after the termination.
401(k) Plan
We have a 401(k) plan.  Employees who are 20 years of age or older and have completed at least six months of service with us are eligible to participate in the 401(k) plan.  Eligible employees may contribute to our 401(k) retirement plan in the form of salary deferrals of up to $18,000, the maximum allowable for calendar year 2016.  Eligible employees who are over 50 years old may contribute an additional $6,000 in catchup contributions during calendar year 2016.  We match annual employee contributions at 25% of employee contributions, up to a maximum of $500 per employee per year.
Participants in the 401(k) plan are fully vested in their salary deferral contributions and vest 20% per year after two years of participation in matching contributions.  Amounts deferred by Named Executive Officers in the 401(k) plan, along with the 25% matching contributions, are included under "All Other Compensation" in the Summary Compensation Table.
Section 162(m) Treatment Regarding Performance-Based Equity Awards
Under Section 162(m) of the Code, a public company is generally denied deductions for compensation paid to its chief executive officer and the next four most highly compensated executive officers to the extent the compensation for any such individual exceeds $1,000,000 for the taxable year.  Our executive compensation programs are designed to preserve the deductibility of compensation payable to executive officers, although deductibility is just one among a number of factors considered in determining appropriate levels or types of compensation.

OUTSTANDING EQUITY AWARDS AS OF FISCAL YEAR-END 2016
The following table summarizes the outstanding equity awards held by our Named Executive Officers as of June 30, 2016:

		Stock Awards
Name (a)	Number of securities underlying unexercised options (#) exercisable (b)	Option exercise price ($) (e)	Option expiration date (f)	Number of shares or units of stock that have not vested (#) (g)	Market value of shares or units of stock that have not vested ($) (h)
Kelvyn H. Cullimore, Jr. Principal Executive Officer	10,000	$3.34	11/20/2025	102,000	$213,840

Larry K. Beardall	0	$0.00	N/A	0	0

Bryan D. Alsop	5,000	$4.15	7/28/2019	0	0
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information, as of October 27, 2016 (the "Table Date"), except as indicated in the footnotes below, for the following: (1) each person whom we know beneficially owns more than 5% of our Common Stock; (2) each of our directors and director nominees; (3) each of our Named Executive Officers; and (4) all of our executive officers and directors as a group.  As of the Table Date, 2,882,272 shares of Common Stock were issued and outstanding.  Unless otherwise indicated, the address of each beneficial owner listed in the table is c/o Dynatronics Corporation, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121.
We have determined beneficial ownership in accordance with the rules of the SEC.  Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to applicable community property laws.  In computing the number of shares beneficially owned by each person or group as of the Table Date, we included shares of Common Stock that such person or group had the right to acquire on or within 60 days after the Table Date, including, but not limited to, shares issuable upon the exercise of options or the vesting of restricted share awards that would vest or could settle on or within 60 days after the Table Date.  We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.  Beneficial ownership representing less than one percent is denoted with an asterisk (*).
Security Ownership of Holders of More than 5% of Voting Securities
Name of Beneficial Owner	Number of Shares		Percent of Class

Stuart M. Essig	2,307,545	(1)	54.6%
174 Nassau Street #320
Princeton, NJ 08542

Provco Ventures I LP	1,058,795	(2)	25.1%
795 E. Lancaster Ave. Suite 200
Villanova, PA 19085

Brian Baker	207,962	(3)	4.9%
25251 Nueva Vista
Laguna Niguel, CA 92677

Jack Henneman and Keryl Rowden	207,962	(4)	4.9%
C/o NewLink Genetics
2700 Via Fortuna Drive
Terrace II Suite 100
Austin, TX 78746

Stephen Cyman	142,492		5.1%
50760 Metzen Dr.
Chesterfield, MI 48051

(1)
Percentage voting power represents voting power with respect to all shares of Common Stock and Series A Preferred on an as-converted basis voting together as a single class.  Based on information provided in Schedule 13D filed by Mr. Essig on July 10, 2015, and dividends issued by the Company.  Mr. Essig is the husband of Erin S. Enright, a Preferred Director of the Company.  Amount indicated includes 880,000 shares of Common Stock issuable upon conversion of Series A Preferred Stock owned of record by Mr. Essig, 1,320,000 shares of Common Stock issuable upon exercise of warrants held by Mr. Essig, 87,545 shares of Common Stock from Series A Preferred Stock dividends, and 7,604 shares of Common Stock from service on the Company's Board of Directors.  Mr. Essig has sole voting and dispositive power of all shares, excluding those issued for Board service; neither Ms. Enright nor Prettybrook Partners, LLC has shared voting or dispositive power over these shares.  The mailing address of this shareholder is 311 C, Enterprise Drive, Plainsboro, NJ 08536.

(2)
Percentage voting power represents voting power with respect to all shares of Common Stock and Series A Preferred on an as-converted basis voting together as a single class.  Based on information provided in Schedule 13D filed by Provco Ventures I, LP on July 10, 2015. The General Partner of Provco Ventures I, LP is Provco, LLC.  The sole member of Provco, LLC is Richard E. Caruso, Ph.D.  Amount indicated includes 400,000 shares of Series A Preferred stock convertible into 400,000 shares of Common Stock, warrants to purchase 600,000 shares of Common Stock, and 39,795 shares of Common Stock from Series A Preferred Stock dividends. The mailing address of this shareholder is 311 C, Enterprise Drive, Plainsboro, NJ 08536.

(3)
Percentage voting power represents voting power with respect to all shares of Common Stock and Series A Preferred on an as-converted basis voting together as a single class.  Based on information provided in Schedule 13G, filed July 10, 2015.  Amount indicated includes 80,000 shares of Common Stock issuable upon conversion of 80,000 shares of Series A Preferred, 120,000 shares of Common Stock issuable upon the exercise of warrants held by the shareholder, and 7,962 shares of Common Stock from Series A Preferred Stock dividends.  The mailing address of this shareholder is c/o Seaspine Holdings Corporation, 2302 La Mirada Drive, Vista, CA 92081.

Percentage voting power represents voting power with respect to all shares of Common Stock and Series A Preferred on an as-converted basis voting together as a single class.  Based on information provided in Schedule 13G filed on July 10, 2015.  Amount indicated includes 80,000 shares of Common Stock issuable upon conversion of Series A Preferred stock, 120,000 shares of Common Stock issuable upon the exercise of warrants held by these shareholders as joint tenants, and 7,962 shares of Common Stock from Series A Preferred Stock dividends.  The mailing address of these shareholders is 311 C, Enterprise Drive, Plainsboro, NJ 08536.

Security Ownership of Management and Directors
Name of Beneficial Owner	Number of Shares		Percent of Class

Directors and Director Nominees
Kelvyn H. Cullimore, Jr. (CEO/Director)	203,258	(1)	7.0%
Erin S. Enright (Director)	2,307,545	(2)	54.9%
David B. Holtz (Director)	7,224	(3)	*
Scott A. Klosterman (Director)	7,224		*
Brian M. Larkin (Director)	109,687	(4)	3.7%
R. Scott Ward (Director)	8,913		*

Named Executive Officers
Larry K. Beardall (Executive VP)(5)	1,540		*
Bryan D. Alsop (VP of Information Technology)	5,000	(6)	*
All executive officers and directors as a group	2,733,613		63.9%
(11 persons) (7)

*Represents less than one percent of the issued and outstanding shares of Common Stock as of the Table Date.
(1)
Includes 115,258 shares owned directly, 72,000 shares of restricted Common Stock that vest upon retirement, change of control or death, 10,000 shares owned by Mr. Cullimore's wife, and options for the purchase of 6,000 shares.

(2)
Percentage voting power represents voting power with respect to all shares of Common Stock and Series A Preferred on an as-converted basis voting together as a single class.  Amount indicated includes 880,000 shares of Common Stock issuable upon conversion of Series A Preferred Stock owned of record by Mr. Essig, 1,320,000 shares of Common Stock issuable upon exercise of warrants held by Mr. Essig, 87,545 shares of Common Stock from Series A Preferred Stock dividends, and 7,604 shares of Common Stock from service on the Company's Board of Directors.  Mr. Essig is the husband of Erin S. Enright.  Mr. Essig has sole voting and dispositive power of all shares of Preferred Stock, excluding those issued for Board service; neither Ms. Enright nor Prettybrook Partners, LLC has shared voting or dispositive power over these shares.

(3)
Includes 7,224 shares of Common Stock owned directly.  Mr. Holtz is an executive officer of Provco, LLC, the general partner of Provco Ventures I LP.  The sole member of Provco, LLC is Richard E. Caruso, Ph.D.

(4)
Percentage voting power represents voting power with respect to all shares of Common Stock and Series A Preferred on an as-converted basis voting together as a single class.  Amount indicated includes 40,000 shares of Common Stock issuable upon conversion of 40,000 shares of Series A Preferred, 60,000 shares of Common Stock issuable upon the exercise of warrants held by Mr. Larkin, 3,098 shares of Common Stock from Series A Preferred Stock dividends, and 5,704 shares of Common Stock from service on the Company's Board of Directors.

(5)
Mr. Beardall's employment was terminated in May 2015; he is a "Named Executive Officer" for other purposes in this Proxy Statement and is therefore included in this table.  As of the Table Date he was not the beneficial owner of any shares of the Company's Common Stock.

(6)	Includes options for the purchase of 5,000 shares.

(7)
In addition to the names listed above, this group includes T. Jeff Gephart, Senior Vice President of Sales; Douglas G. Sampson, Vice President of Production and R&D; and Terry M. Atkinson, Director of Accounting.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of securities ownership and changes in such ownership with the SEC.  Officers, directors and greater than ten percent shareholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of the Forms 3, 4 and 5 (and amendments thereto) furnished to us during and with respect to the fiscal year ended June 30, 2016, we believe that during the fiscal year ended June 30, 2016, all Section 16(a) filings applicable to these Reporting Persons were timely filed.
Equity Compensation Plans
As of June 30, 2016, we had equity awards outstanding under two plans: the 2005 Dynatronics Equity Incentive Award Plan ("2005 Plan") and the 2015 Dynatronics Equity Incentive Award Plan ("2015 Plan").  The 2015 Plan was approved by our shareholders on June 29, 2015.  Outstanding awards under these plans expire (if not exercised) on the expiration date indicated in the respective awards, or, if no expiration date is indicated in such award, on the tenth anniversary of the grant date of the award.  Nonqualified and incentive stock options and other awards have been granted to our employees, officers, directors and consultants under this plan.  The Compensation Committee administers these plans.
As of June 30, 2016, options for the purchase of 63,940 shares of Common Stock were exercisable and a total of 121,557 shares are subject to options outstanding under the 2005 Plan and 2015 Plan.  As of June 30, 2016, a total of 405,404 shares were available for issuance through options or awards yet to be granted under the 2015 Plan.  The following table sets forth information as of June 30, 2016 about our stock option plans and our non-plan options under which our equity securities are authorized for issuance.
Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	193,557	$2.41	405,404
Equity compensation plans not approved by security holders	-	-	-
Total	193,557		405,404
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Review, Approval or Ratification of Transactions with Related Persons
We have adopted a policy that any transactions with directors, executive officers or entities of which they are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of our Board of Directors.  Our bylaws provide that no such transactions by us shall be either void or voidable solely because of such relationship or interest of directors or officers or solely because such directors are present at the meeting of our Board of Directors or a committee thereof which approves such transactions, or solely because their votes are counted for such purpose if:
•
The fact of such common directorship or financial interest is disclosed or known by our Board of Directors or committee and noted in the minutes, and our Board of Directors or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote for that purpose without counting the vote or votes of such interested directors; or

•
The fact of such common directorship or financial interest is disclosed to or known by the shareholders entitled to vote, and they approve or ratify the contract or transaction in good faith by a majority vote or written consent of shareholders holding a majority of the shares of Common Stock entitled to vote (the votes of the interested directors or officers shall be counted in any such vote of shareholders); or

•	The contract or transaction is fair and reasonable to us at the time it is authorized or approved.
In addition, interested directors may be counted in determining the presence of a quorum at a meeting of our Board of Directors or a committee thereof that approves such transactions.  If there are no disinterested directors, we shall obtain a majority vote of the shareholders approving the transaction.

PROPOSAL NO. 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
The Board of Directors is asking the shareholders to ratify the Audit Committee's appointment of Tanner LLC ("Tanner") as Dynatronics' independent registered public accounting firm for the fiscal year ending June 30, 2017.  While ratification of the selection of auditors by the shareholders is not required and is not binding upon the Audit Committee or the Company, in the event of a negative vote on such ratification, the Audit Committee might choose to reconsider its selection.  Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in Dynatronics' and its shareholders' best interests.
The Audit Committee is directly responsible for the appointment, determination of the compensation for, and retention and oversight of the work of the independent registered public accounting firm retained to audit Dynatronics' consolidated financial statements.  The Audit Committee has appointed Tanner as our independent registered public accounting firm for fiscal 2017 and is responsible for pre-approving all audit and permissible non-audit services to be provided byTanner.
THE BOARD, UPON THE RECOMMENDATION OF THE AUDIT COMMITTEE, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL AND RATIFICATION OF TANNER LLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING JUNE 30, 2017.
Changes in Certifying Accountant
On October 24, 2016, the Audit Committee (the "Audit Committee") of the Board of Directors approved the engagement of Tanner LLC ("Tanner) as the Company's independent registered public accounting firm for the Company's fiscal year ending June 30, 2017.  Also, the Audit Committee informed BDO USA, LLP ("BDO") that it had been dismissed, effective October 24, 2016, as the Company's independent registered public accounting firm. BDO had been engaged as our independent registered public accounting firm in July 2016, for the fiscal year ended June 30, 2016, when we dismissed Mantyla McReynolds LLC, which had been our independent registered public accounting firm for the two years ended June 30, 2015.  Mantyla McReynolds LLC combined with BDO effective July 1, 2016.
During the fiscal year ended June 30, 2016, and the subsequent interim period through October 24, 2016, the Company had (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to BDO's satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.
BDO's report on the Company's consolidated financial statements for the fiscal year ended June 30, 2016, did not contain any adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal year ended June 30, 2016, and the subsequent interim period through October 24, 2016, neither the Company nor anyone on its behalf has consulted with Tanner regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements, (iii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto, or (iv) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.
In accordance with Item 304(a)(3) of Regulation S-K, the Company provided BDO a copy of the disclosures made above, which were also made in the Company's Current Report on Form 8-K prior to filing such report with the SEC and requested that BDO furnish the Company with a letter addressed to the SEC stating whether or not BDO agrees with the above statements. A copy of such letter, dated October 24, 2016, was filed as Exhibit 16.1 to the Current Report on Form 8-K on October 27, 2016.

Independence
Tanner has advised us that it has no direct or indirect financial interest in the Company or in any of its subsidiaries and that during 2016 it had no connection with the Company or any of its subsidiaries, other than as its independent registered public accounting firm or in connection with certain other activities, as described below.
Representatives of Tanner are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so.  It is also expected that those representatives will be available to respond to appropriate questions.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
During fiscal year 2016 and 2015, BDO provided services consisting of the audit of the annual consolidated financial statements of the Company for the fiscal year 2016.  Mantyla provided services consisting of the audit of the annual consolidated financial statements of the Company for the fiscal year 2015, as well as reviews of the quarterly financial statements for the quarters ended September 30, December 31 and March 31, 2013, and accounting consultations, consents, and other services related to SEC filings and registration statements that were filed by the Company.  Neither firm performed any financial information systems design and implementation services for the Company for the fiscal years 2016 or 2015.
Audit Fees
The aggregate fees billed by BDO or Mantyla for professional services rendered for the fiscal years ended June 30, 2016, and 2015, in connection with (i) the audit of our annual financial statements set forth in our Annual Report on Form 10-K for the fiscal year then ended, and (ii) the reviews of our quarterly financial statements set forth in our Quarterly Reports on Form 10-Q for each of our fiscal quarters during the periods then ended, totaled approximately $80,000 and $80,000, respectively.
Audit-Related Fees
No fees were billed by BDO or Mantyla in each of the last two fiscal years for other assurance and related services.  The aggregate fees billed by BDO for professional services rendered during the fiscal year ended June 30, 2016, in connection with the Company's private placement of Series A Preferred stock in 2015, was approximately $31,000.  These fees were approved by the Company's Audit Committee.
Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of the Company's Independent Registered Public Accounting Firm
The Audit Committee has established a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the Audit Committee.  These services may include audit services, audit-related services, tax services and other services.  The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of the independent registered public accounting firm.  Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.  The independent registered public accounting firm and our management are required to periodically report to the Audit Committee regarding the extent of services provided in accordance with this pre-approval, and the fees for the services performed to date.
REPORT OF THE AUDIT COMMITTEE
The following is the report of the Audit Committee with respect to the Company's audited financial statements for the year ended June 30, 2016.  The information contained in this report shall not be deemed "soliciting material" or otherwise considered "filed" with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates such information by reference in such filing.
The Audit Committee has reviewed and discussed with Dynatronics' management and BDO USA, LLP the audited consolidated financial statements of Dynatronics contained in Dynatronics' Annual Report on Form 10-K for the 2016 fiscal year.  The Audit Committee has also discussed with BDO USA, LLP the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees.

The Audit Committee has received and reviewed the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with BDO USA, LLP its independence from Dynatronics.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Dynatronics' Annual Report on Form 10-K for its 2016 fiscal year for filing with the Securities and Exchange Commission.
Respectfully submitted:

THE AUDIT COMMITTEE

David Holtz, Chairman
Erin S. Enright
Scott A. Klosterman
PROPOSAL NO. 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION
General

The SEC has adopted rules pursuant to The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 ("Dodd-Frank Act") that require public companies to (i) at least once every three years, present to shareholders a non-binding, advisory vote a resolution approving the compensation of certain executive officers, and (ii) at least once every six years, present to the shareholders a non-binding, advisory vote on the frequency of future resolutions to approve executive compensation.  In accordance with the advisory vote of a majority of shareholders received at the Company's 2013 Annual Meeting of Shareholders, the Board has determined to provide the shareholders an opportunity to approve executive compensation every three years.  Accordingly, at the 2016 Annual Meeting the Board will submit to the shareholders an advisory nonbinding proposal to approve the following "say on pay resolution", which gives you as a shareholder the opportunity to endorse or not endorse the compensation paid to our Named Executive Officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K (including the compensation tables and accompanying narrative discussion):
"RESOLVED, that the shareholders hereby approve the compensation paid to the Company's Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K under the heading "Executive Compensation" and "Summary Compensation Table" in the Company's 2016 Proxy Statement, including the compensation tables and narrative discussion therein."
The advisory vote on the say on pay proposal is intended to address the overall compensation of the Company's Named Executive Officers rather than any specific element or amount of compensation.  This advisory vote is not binding on the Board or the Company and may not be construed as overruling a decision by the Board or the Compensation Committee, creating or implying any change to the fiduciary duties of the Board or the Compensation Committee or any additional fiduciary duty by the Board or the Compensation Committee or restricting or limiting the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation.  However, the Compensation Committee will take into account the results of the advisory vote when considering future executive compensation arrangements.

THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL No. 4
APPROVAL OF AN INCREASE IN THE AMOUNT OF THE
COMPANY'S AUTHORIZED COMMON STOCK
 Our Board of Directors proposes that the shareholders approve an amendment to be included in Amended and Restated Articles of Incorporation to be adopted and filed by the Board of Directors pursuant to Section 16-10a-1007 of the Utah Revised Business Corporation Act, increasing the aggregate number of shares of Common Stock that we are authorized to issue from 50,000,000 shares to 100,000,000 shares.  You are being asked to consider and act upon this proposal and approve the proposed amendment in the form attached as Annex A to this Proxy Statement.

Under Utah law, we may only issue shares of Common Stock to the extent such shares have been authorized for issuance under our Articles of Incorporation as amended or they may be restated by our Board of Directors under Utah law.  Our Articles of Incorporation currently authorize the issuance of 50,000,000 shares of Common Stock, no par value per share.  As of the Record Date of the Annual Meeting, 2,882,272 shares of Common Stock were issued and outstanding.  In addition, we are obligated to issue a total of 4,623,961 shares of Common Stock upon the exercise of conversion or purchase rights of outstanding convertible preferred stock, stock options, and stock purchase warrants and restricted stock awards as follows:
•	1,610,000 shares of Common Stock issuable upon conversion of the Series A Preferred;

•	1,207,500 shares of Common Stock issuable upon exercise of A-Warrants held by the Series A Preferred investors;

•	1,207,500 shares of Common Stock issuable upon exercise of B-Warrants held by the Series A Preferred investors;

•	121,557 shares of Common Stock issuable upon exercise of stock options granted under stock incentive and equity incentive plans of the Company, vested and unvested;

•	405,404 shares of Common Stock reserved for issuance pursuant to future awards under the Company's 2015 Equity Incentive Award Plan;

•	72,000 shares of Common Stock subject to restricted stock awards.
Purpose and Effect of the Increase in the Number of Authorized Shares of Common Stock
The increase in the number of authorized shares of Common Stock is proposed to ensure that additional shares of Common Stock will be available to further enable the Board to pursue the Company's growth strategy through strategic acquisitions and business combinations and in the event the Board of Directors determines that it is necessary or appropriate to raise additional capital through the sale of equity securities, convertible debt securities or other equity-linked securities.  Adoption of this proposal would permit the Board of Directors, without further approval of the shareholders (except as may be required by applicable law), to issue additional shares of Common Stock from time to time as the Board of Directors may determine, for such consideration as the Board of Directors establishes.  The availability of additional shares will also provide the Company with the flexibility to structure possible acquisitions of another business or its assets, to establish strategic relationships with corporate partners, to provide equity incentives to employees and officers (subject to additional shareholder approvals as required), to permit future stock dividends or for other corporate purposes.  The availability of additional shares of Common Stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking shareholder approval in connection with the contemplated issuance of Common Stock.  Having a sufficient number of authorized shares of Common Stock also increases the flexibility of the Board to adjust or include conversion features of preferred stock and derivative instruments in capital raising and acquisition transactions.  If the amendment is approved by the shareholders, the Board does not intend to solicit further shareholder approval prior to the issuance of shares of Common Stock unless such approval is required by law.
The increase in the authorized shares of Common Stock will not have any immediate effect on the rights of existing shareholders.  However, the Board of Directors will have the authority to issue authorized Common Stock without future shareholder approval of such issuances, except as may be required by applicable law.  To the extent that additional authorized shares are issued in the future, they may decrease the existing shareholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders.  The holders of our Common Stock have no preemptive rights and the Board of Directors has no plans to grant such rights with respect to any such shares.
The increase in authorized Common Stock and the subsequent issuance of such shares could also have the effect of delaying or preventing, a change of control of the Company without further action by shareholders.  Shares of authorized and unissued Common Stock could, within the limits of applicable law, be issued in one or more transactions which would make a takeover of the Company more difficult or costly, and therefore less likely.  Any such issuance of additional stock could have the effect of diluting earnings per share and book value per share of outstanding shares of Common Stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

We do not have any arrangements, commitments or understandings to issue any shares of our capital stock, other than in connection with our existing stock option plan and pursuant to the exercise of outstanding warrants and conversion of our convertible debentures.
The Board of Directors is not currently aware of any attempt to take over or acquire the Company.  While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management.
 Our Board of Directors believes that the increase in the number of authorized shares of Common Stock is in the best interest of the Company and its shareholders.
Effective Date of the Amendment
If the proposed amendment is adopted by the required vote of shareholders, the Board of Directors will include it in Amended and Restated Articles of Incorporation to be filed and become effective when filed with the Utah Department of Commerce, Division of Corporations.  The Company anticipates that this filing will be made promptly following receipt of requisite shareholder approval of the proposed amendment, or as soon as practicable thereafter.
Vote Required
The affirmative vote of a majority of the issued and outstanding shares of our common stock, including our Series A Preferred, voting together on an as converted basis (subject to the Voting Cutback), is required to approve the proposed amendment to increase the number of authorized shares of Common Stock. Abstentions have the same effect as a vote against the proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF PROPOSAL NO. 4.
PROPOSAL No. 5
APPROVAL OF AN INCREASE IN THE AMOUNT OF THE
COMPANY'S AUTHORIZED PREFERRED STOCK
Our Board of Directors proposes that the shareholders approve an amendment to be included in Amended and Restated Articles of Incorporation to be adopted and filed by the Board of Directors pursuant to Section 16-10a-1007 of the Utah Revised Business Corporation Act, increasing the aggregate number of shares of preferred stock, no par value, that we are authorized to issue from 5,000,000 shares to 50,000,000 shares.  You are being asked to consider and act upon this proposal and approve the proposed amendment in the form attached as Annex B to this Proxy Statement.
As described in more detail below, the Board recommends that you vote "FOR" the amendment in order to replenish the number of authorized and undesignated and unissued preferred shares available for issuance by the Company and to provide the Company with additional flexibility as it evaluates acquisition, capital-raising and refinancing alternatives.  Of the 5,000,000 currently authorized preferred shares, as of November 4, 2016, a total of 2,000,000 shares had been designated as Series A Preferred and, of those designated shares, a total of 1,610,000 shares were issued and outstanding.
Board Right to Designate Rights and Preferences for Preferred Shares
Under the terms of our Articles of Incorporation, as amended and currently in effect, the Board is vested with the authority to establish one or more series of preferred shares and to fix and determine the variations in the relative rights and preferences of the preferred shares of any series it establishes, including, without limitation, the following: (i) the rate of dividend and whether dividends shall be cumulative, noncumulative, or partially cumulative; (ii) the price and terms on which the preferred shares may be redeemed; (iii) the amount payable with respect to the preferred shares in event of involuntary liquidation; (iv) the amount payable with respect to the preferred shares in event of voluntary liquidation; (v) sinking fund provisions for the redemption or purchase of the preferred shares; (vi) the terms and conditions on which the preferred shares may be converted to the Company's other securities; and (vii) such other variations in the relative rights and preferences of the preferred shares that at the time of the establishment of such series are not prohibited by law or the Company's existing contractual obligations.  The Board is also authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of that series.  Under our Articles of Incorporation, our preferred shares are without any par value.  This proposed amendment does not change the par value of the preferred stock.

Rights of Designated Preferred Shares
The Company, acting through our Board of Directors, has designated a single series of preferred shares, Series A 8% Convertible Preferred Stock ("Series A Preferred"), consisting of 2,000,000 designated shares, as of November 4, 2016.  The Series A Preferred is convertible to common stock on a 1:1 basis.  A forced conversion can be initiated based on a formula related to share price and trading volumes as outlined in the terms of the private placement.  The dividend is fixed at 8% and is payable in either cash or common stock.  This dividend is payable quarterly and equates to an annual payment of $372,291 in cash or a value in common stock based on the trading price of the stock on the date the dividend is declared.  Certain redemption rights are attached to the Series A Preferred, but none of the redemption rights for cash are deemed outside the control of the Company.  The redemption rights deemed outside the control of the Company require common stock payments or an increase in the dividend rate.  The Series A Preferred includes a liquidation preference under which Preferred Investors would receive cash equal to the stated value of their stock plus unpaid dividends.  In accordance with the terms of the sale of the Series A Preferred, the Company was required to register the underlying common shares associated with the Series A Preferred and the warrants.  That registration statement filed on form S-3 became effective on August 13, 2015.
The Series A Preferred votes on an as-converted basis, one vote for each share of common stock issuable upon conversion of the Series A Preferred, provided, however, that because of the Voting Cutback, no holder of Series A Preferred shall be entitled to cast votes for the number of shares of common stock issuable upon conversion of such Series A Preferred held by such holder that exceeds the quotient of (x) the aggregate purchase price paid by such holder of Series A Preferred for its Series A Preferred, divided by (y) the greater of (i) $2.50 and (ii) the market price of the common stock on the trading day immediately prior to the date of issuance of such holder's Preferred Stock.  The market price of the common stock on the trading day immediately prior to the date of issuance was $3.23 per share.  Based on a $4,025,000 investment and a $3.23 per share price the number of common stock equivalents eligible for voting by preferred shareholders is 1,246,130.
The purchasers of the Series A Preferred purchased a total of 1,610,000 shares of Series A Preferred, and received in connection with such purchase, (i) A-Warrants, exercisable by cash exercise only, to purchase 1,207,500 shares of common stock, and (ii) B-Warrants, exercisable by "cashless exercise", to purchase 1,207,500 shares of common stock.  The warrants are exercisable for 72 months from the date of issuance and carry a Black-Scholes put feature in the event of a change in control.  The put right is not subject to derivative accounting as all equity holders are treated the same in the event of a change in control.
Our Board of Directors has the authority to cause the Company to issue, without any further vote or action by the shareholders, up to 3,390,000 additional shares of preferred stock, no par value per share, in one or more series, to designate the number of shares constituting any series, and to fix the rights, preferences, privileges and restrictions thereof, including dividend rights, voting rights, rights and terms of redemption, redemption price or prices and liquidation preferences of such series.
Our Board believes it is important that we have as much flexibility and as many alternatives as possible as we assess capital-raising and refinancing alternatives.  We believe that the limited number of available preferred shares might detract from our ability to utilize preferred shares for financing or refinancing purposes.
Potential Effects of Preferred Share Issuances on Existing Shareholders
To the extent the Board issues additional preferred shares (either from the currently authorized but unissued preferred shares or from any additional preferred shares authorized by our shareholders pursuant to this proposal), the earnings available to common shareholders would likely be reduced and our existing common and preferred shareholders would experience dilution of their ownership interests.  The reduction and dilution could be substantial. In addition, since the Board is vested with the authority under our Articles of Incorporation, as amended and currently in effect, to designate rights and preferences for the preferred shares (without further shareholder approval) that may be different from, or superior to, the rights of existing shareholders, the issuance of additional preferred shares could result in a significant reduction in the voting power of the existing shareholders, the liquidation value of their holdings, the book and market value of existing shares and the future earnings per share of the Company.  The sale or resale of the additional securities could also cause the market price of our existing securities to decline.  In addition to the foregoing, the increase in the number of issued preferred shares in connection with potential financings may have anti-takeover implications, as more fully discussed below.
The Board considered the possible negative impact that the increase in the number of issued preferred shares could have on our existing shareholders when it considered this proposal and concluded that any such impact would be outweighed by the potential benefits to the Company and its shareholders resulting from the increase in our available capital.

Possible Anti-Takeover Effects
The proposal to increase the number of authorized preferred shares could adversely affect the ability of third parties to take over the Company or effect a change in the control of the Company by, for example, permitting issuances that would dilute the share ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for our combination with another company that the Board determines is not in our best interests or in the best interests of our shareholders.  The ability of the Board of Directors to cause the Company to issue substantial amounts of preferred shares without the need for shareholder approval, except as may be required by law, regulation or share exchange rules, upon such terms and conditions, and with such rights and preferences, as the Board of Directors may determine from time to time in the exercise of its business judgment may, among other things, be used to create voting impediments with respect to changes in control of the Company or to dilute the share ownership of holders of our existing securities that may be seeking to obtain control of the Company.
The issuance of preferred shares, while providing desirable flexibility in connection with potential financings and other corporate transactions, may have the effect of discouraging, delaying, or preventing a change in our control.  The Board of Directors does not view the proposed increase in the authorized preferred shares as an anti-takeover measure.  Since the Board already has the right to designate the rights and preferences of the authorized but undesignated preferred shares, the Board believes that the authorization of additional preferred shares will not constitute an expansion of the Board's ability, under proper circumstances, to use the preferred shares as an anti-takeover measure.
Effective Date of the Amendment
If the proposed amendment is adopted by the required vote of shareholders, the Board of Directors will include it in Amended and Restated Articles of Incorporation to be filed and become effective when filed with the Utah Department of Commerce, Division of Corporations.  The Company anticipates that this filing will be made promptly following receipt of requisite shareholder approval of the proposed amendment, or as soon as practicable thereafter.
Vote Required
The affirmative vote of a majority of the issued and outstanding shares of our common stock, including our Series A Preferred, voting together on an as-converted basis (subject to the Voting Cutback), and the affirmative vote of a majority of the issued and outstanding shares of our Series A Preferred voting as a class (without regard to the Voting Cutback), are both required to approve the proposed amendment to increase the number of authorized shares of preferred stock.  Abstentions have the same effect as a vote against the proposal.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF PROPOSAL NO. 5.
SHAREHOLDER PROPOSALS FOR 2017 ANNUAL MEETING OF SHAREHOLDERS
Requirements for Shareholder Proposals to Be Considered for Inclusion in Dynatronics' Proxy Materials
Shareholders of Dynatronics may submit proposals on matters appropriate for shareholder action at meetings of Dynatronics' shareholders in accordance with Rule 14a-8 promulgated under the Exchange Act.  For such proposals to be included in Dynatronics' proxy materials relating to its 2017 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by Dynatronics no later than June 2, 2017.  Such proposals should be delivered to Dynatronics Corporation, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121, Attention: Jim Ogilvie, Director of Business Development, telephone (801) 727-1755.
Requirements for Shareholder Proposals to be Brought Before the Annual Meeting
Dynatronics' bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for shareholder nominations to the Board of Directors or other proposals to be considered at an annual meeting of shareholders, the shareholder must have given timely notice thereof in writing to the Secretary of Dynatronics not less than sixty nor more than ninety calendar days prior to the anniversary of the date on which Dynatronics first mailed its proxy materials for its immediately preceding annual meeting of shareholders (as specified in Dynatronics' proxy materials for its immediately preceding annual meeting of shareholders).  To be timely for the 2017 Annual Meeting of Shareholders, a shareholder's notice must be delivered or mailed to and received by Dynatronics' Secretary at the principal executive offices of Dynatronics between July 2, 2017, and August 1, 2017.  However, in the event that the annual meeting is called for a date that is not within thirty calendar days of the anniversary of the date on which the immediately preceding annual meeting of shareholders was called, to be timely, notice by the shareholder must be so received not later than the close of business on the tenth calendar day following the date on which public announcement of the date of the annual meeting is first made.  In no event will the public announcement of an adjournment of an annual meeting of shareholders commence a new time period for the giving of a shareholder's notice as provided above.  A shareholder's notice to Dynatronics' Secretary must set forth the information required by Dynatronics' bylaws with respect to each matter the shareholder proposes to bring before the annual meeting.

In addition, the proxy solicited by the Board of Directors for the 2017 Annual Meeting of Shareholders will confer discretionary authority to vote on (i) any proposal presented by a shareholder at that meeting for which Dynatronics has not been provided with notice on or prior to August 1, 2017, and (ii) any proposal made in accordance with the bylaw provisions, if the 2017 proxy statement briefly describes the matter and how management's proxy holders intend to vote on it, if the shareholder does not comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act.
PROXY SOLICITATION AND COSTS
Dynatronics will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of the Notice of Internet Availability of Proxy Materials, this Proxy Statement, the proxy and any additional solicitation material that Dynatronics may provide to shareholders.  Copies of solicitation material will be provided to brokerage firms, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners.  This solicitation is being made by mail and through the Internet, but also may be made by telephone or in person.  Proxies may also be solicited on behalf of the Board by directors, officers or employees of Dynatronics by telephone or in person, or by email or through the Internet. Further, the original solicitation of proxies by mail may be supplemented by solicitation by telephone and other means by directors, officers and employees of Dynatronics.  No additional compensation will be paid to these individuals for any such services.
SHAREHOLDERS SHARING THE SAME ADDRESS
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called "householding."  Under this procedure, multiple shareholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability of Proxy Materials, unless the affected shareholder has provided contrary instructions.  This procedure reduces printing costs and postage fees.
Once again this year, a number of brokers with account holders who beneficially own our Common Stock will be "householding" our annual report and proxy materials, including the Notice of Internet Availability of Proxy Materials.  A single Notice of Internet Availability of Proxy Materials and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders.  Once you have received notice from your broker that it will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent.  Shareholders with shares held in street name may revoke their consent at any time by contacting Broadridge Financial Solutions, either by calling toll-free (800) 542-1061, or by writing to Broadridge Financial Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.
Upon written or oral request, Dynatronics will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, a separate set of the annual report and other proxy materials to any beneficial owner at a shared address to which a single copy of any of those documents was delivered.  To receive a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, a separate set of the annual report and other proxy materials, you may write or call Dynatronics' Investor Relations Department at Dynatronics Corporation, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121, Attention: Jim Ogilvie, Director of Business Development, telephone (801) 727-1755.
Shareholders who share the same address and currently receive multiple copies of our Notice of Internet Availability of Proxy Materials or annual report and other proxy materials, who wish to receive only one set in the future, can contact their bank, broker or other holder of record to request information about householding.
ANNUAL REPORT ON FORM 10-K
WE WILL PROVIDE, WITHOUT CHARGE, TO EACH SHAREHOLDER TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON WRITTEN OR ORAL REQUEST, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2016, INCLUDING THE FINANCIAL STATEMENTS, AS FILED WITH THE SEC.  THE REQUESTED DOCUMENT WILL BE SENT BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS.  WRITTEN OR ORAL REQUESTS FOR SUCH INFORMATION SHOULD BE DIRECTED TO MR. JIM OGILVIE, DIRECTOR OF BUSINESS DEVELOPMENT, DYNATRONICS CORPORATION, 7030 PARK CENTRE DRIVE, COTTONWOOD HEIGHTS, UTAH 84121.

OTHER BUSINESS
We know of no other matters that will be presented at the Annual Meeting.  If, however, any further business should properly come before the Annual Meeting, the persons named as proxies in the accompanying form will vote on such business in accordance with their best judgment.
DYNATRONICS CORPORATION
By order of the Board of Directors

/s/ Kelvyn H. Cullimore, Jr.
Kelvyn H. Cullimore, Jr.
Chairman, President and CEO

Annex A
Form of Amendment

Resolution Adopted by the Shareholders of Dynatronics Corporation, at the Annual Meeting of Shareholders, held December 16, 2016:

"Resolved:

1.	That the Articles of Incorporation of the Corporation be amended and restated to include the following change to the authorized capital stock of the Corporation as follows:

	a.	The number of authorized shares of Common Stock, no par value, of the Corporation shall be increased from 50,000,000 shares to 100,000,000 shares; and

	b.	Said increase shall not affect the number of shares currently issued and outstanding or the par value of the shares.

2.
That the Board of Directors of the Corporation shall amend and restate the Articles of Incorporation as provided in Section 16-10a-1007 of the Utah Revised Business Corporation Act to include this and all prior amendments to the Corporation's Articles of Incorporation to date as currently in effect."

Annex B
Form of Amendment

Resolution Adopted by the Shareholders of Dynatronics Corporation, at the Annual Meeting of Shareholders, held December 16, 2016:

"Resolved:

1.	That the Articles of Incorporation of the Corporation be amended and restated to include the following change to the authorized capital stock of the Corporation as follows:

	a.	The number of authorized shares of Preferred Stock, no par value, of the Corporation shall be increased from 5,000,000 shares to 50,000,000 shares; and

	b.	Said increase shall not affect the par value, number, designation, rights or preferences of any series of preferred shares currently issued and outstanding.

2.
That the Board of Directors of the Corporation shall amend and restate the Articles of Incorporation as provided in Section 16-10a-1007 of the Utah Revised Business Corporation Act to include this and all prior amendments to the Corporation's Articles of Incorporation to date as currently in effect."

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
DYNATRONICS CORPORATION

The undersigned hereby appoints Kelvyn H. Cullimore, Jr., and David A. Wirthlin, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below all shares of common stock or voting preferred stock of Dynatronics Corporation (the Company) held of record by the undersigned on October 27, 2016 (the Record Date), at the Annual Meeting of Shareholders of Dynatronics Corporation to be held at the offices of the Company, 7030 Park Centre Dr., Cottonwood Heights, UT 84121, on December 16, 2016 at 3:00 p.m., local time, or any adjournment or postponement thereof.  The undersigned revokes any prior proxy for such meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1.	ELECTION OF THREE (3) DIRECTORS TO SERVE FOR A ONE-YEAR PERIOD UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED:

Kelvyn H. Cullimore, Jr.                    R. Scott Ward, PhD, Independent Director               Scott A. Klosterman, Independent Director

	WITHHOLD AUTHORITY	FOR ALL
_________ FOR ALL	________ TO VOTE FOR ALL	________EXCEPT

(Instructions:  to withhold authority to vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in this space _____________________________________________________________________).

2.	RATIFICATION OF THE APPOINTMENT OF TANNER LLC AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING JUNE 30, 2017:

________ FOR ________ AGAINST ________ABSTAIN

3.	APPROVAL ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION OF NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THE PROXY STATEMENT:

________ FOR ________ AGAINST ________ABSTAIN

4.	APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION INCREASING THE NUMBER OF SHARES OF COMMON STOCK THE COMPANY IS AUTHORIZED TO ISSUE:

________ FOR ________ AGAINST ________ABSTAIN

5.	APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION INCREASING THE NUMBER OF SHARES OF PREFERRED STOCK THE COMPANY IS AUTHORIZED TO ISSUE:

________ FOR ________ AGAINST ________ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH NOMINEE FOR DIRECTOR, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, "FOR" PROPOSAL 4 AND "FOR" PROPOSAL 5.  All Shareholders are urged to attend the meeting in person or by proxy.  Shareholders who do not expect to attend the meeting are requested to sign and date this Proxy and return it in the enclosed envelope.  Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement is hereby acknowledged.
Please sign exactly as your name appears on the stock certificate.  When shares are held by joint tenants, both should sign.  When signing as an attorney, executor, administrator, trustee or guardian, please sign in the full corporate name by President or other authorized officer.  If a partnership, please sign in the partnership name by authorized person.  If these materials were not addressed properly, please indicate your return address.

______________________	_______________________________________________________
(Number of Shares Owned)	(Please print or type name exactly as it appears on stock certificate)

_____________________	_______________________________________________________
(Date)	(Signature)

_______________________________________________________
(Signature of joint owner)